                                                                    EXHIBIT 10.7

                                Amendment No. 4
                                      to
                             Transaction Agreement

         This Amendment No. 4 ("Amendment") to the Transaction Agreement dated as of July 8, 1998 (the "Original Agreement"), as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999 and by Amendment No. 3 dated as of May 14, 1999 is made as of June 30, 1999, among Choice One Communications Inc. (the "Corporation"), Choice One Communications L.L.C. (the "LLC") and the persons listed on the signature pages hereto.

         WHEREAS, the initial holders of Investor Equity and Management Equity entered into the Original Agreement on July 8, 1998 in connection with their investments in the Corporation to be held initially through their ownership of Units in the LLC;

         WHEREAS, certain additional persons have become holders of Management Equity pursuant to the terms of the Original Agreement subsequent to July 8, 1998;

         WHEREAS, First Union Capital Partners, Inc. became a holder of Investor Equity on February 18, 1999;

         WHEREAS, General Electric Capital Corporation ("General Electric") desires to become a holder of Investor Equity and to become a party to the Original Agreement and certain related agreements relating to its investment in the LLC; and

         WHEREAS, the parties hereto desire that General Electric become a party to the Original Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Definitions. (a) The Original Agreement is hereby amended by inserting the following definition of "Subsequent Investor Purchase Agreement" before the definition of "Subsidiary" in Section 8.01:


         "Subsequent Investor Purchase Agreement" means (a) the investor purchase agreement, dated as of February 18, 1999, between the LLC and First Union Capital Partners, Inc., as amended from time to time in accordance with its terms, pursuant to which First Union Capital Partners, Inc. has subscribed for 1,000,000 Class A Units and in connection therewith made an initial Capital

Contribution of $300,000 and (b) the investor purchase agreement, dated as of June 30, 1999, between the LLC and General Electric Capital Corporation, as amended from time to time in accordance with its terms, pursuant to which General Electric Capital Corporation has subscribed for 1,000,000 Class A Units and in connection therewith made an initial Capital Contribution of $500,000.

         (b) The definition of "Investor Members" in Section 8.01 of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "Investor Members" means (i) MSCP, Fleet, Waller-Sutton and Royce J. Holland, each of which was, on July 8, 1998, admitted as a Member pursuant to
Section 3.01(b) of the LLC Agreement, (ii) First Union Capital Partners, Inc., which was admitted on February18, 1999 as a Member pursuant to Section 3.01(d) of the LLC Agreement, (iii) General Electric Capital Corporation, which shall be admitted on June 30, 1999 as a Member pursuant to Section 3.01(e) of the LLC Agreement and (iv) any transferee of any Investor Equity prior to dissolution of the LLC in compliance with Article 6 hereof that is admitted to the LLC as a Substituted Member (as defined in the LLC Agreement) pursuant to Section 10.01 of the LLC Agreement, but in each case only so long as such Person is shown on the LLC's books and records as the owner of one or more Units.

          (c) The definition of "Maximum Commitment" in Section 8.01 of the Original Agreement is hereby amended by deleting the second sentence in its entirety and replacing it with the following:

         "The maximum commitment, as of June 30, 1999, for each Member is listed on the Schedule of Unitholders attached to the LLC Agreement."

         SECTION 2. Amendment to Section 9.04. Section 9.04 of the Original Agreement is hereby amended by inserting "and if such amendment to Section 6.05,
6.06 or this Section 9.04 would have an adverse economic impact (which is disproportionate to First Union Capital Partners, Inc. or General Electric Capital Corporation, as applicable, as compared to the other Investor Members) on First Union Capital Partners, Inc.'s or General Electric Capital Corporation's investment in the LLC then such amendment shall also require the prior written consent of First Union Capital Partners, Inc. or General Electric Capital Corporation, as applicable," after "and MSCP" and before "(but".

         SECTION 3. Amendment to Section 9.13. Section 9.13 is hereby amended by adding the following after "Nixon, Hargrave, Devans & Doyle LLP... (716) 263-1600" and before "and if" in such Section:


         "if to General Electric to:

         General Electric Capital Corporation
         c/o G.E. Capital Services
         Structured Finance Group, Inc.
         120 Long Ridge Road
         Stamford, CT 06927
         Facsimile:        203-961-2017

         SECTION 4. Agreement to Be Bound. General Electric hereby adopts, executes and delivers, and agrees to bound by, the Original Agreement as amended hereby.

         SECTION 5. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 6. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 7. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.





                                   CHOICE ONE COMMUNICATIONS INC.


                                   By: /s/ Steve M. Dubnik
                                       ---------------------------------------


                                   Its: President and Chief Executive Officer
                                       ---------------------------------------



                                   CHOICE ONE COMMUNICATIONS
                                         L.L.C.


                                   By: /s/ Steve M. Dubnik
                                       ---------------------------------------

                                   Its: Authorized Person
                                       ---------------------------------------

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION

                                   By: /s/ Molly S. Fergusson
                                       ---------------------------------------

                                   Its: Manager of Operations
                                       ---------------------------------------

                                          MANAGEMENT MEMBERS


                                          /s/ Steve M. Dubnik,
                                          ---------------------------
                                          as a Management Member and as Chief
                                          Executive Officer of Choice One
                                          Communications, Inc.


                                          /s/ Mae Squier-Dow
                                          ---------------------------


                                          /s/ Kevin Dickens
                                          ---------------------------


                                          /s/ Phillip Yawman
                                          ---------------------------


                                          /s/ Joseph Schaal
                                          ---------------------------


                                          /s/ Elizabeth Ellis
                                          ---------------------------


                                          /s/ Joseph Calzone
                                          ---------------------------


                                          /s/ Michelle Paroda
                                          ---------------------------


                                          /s/ Linda Chapman
                                          ---------------------------


                                          /s/ John Zimmer
                                          ---------------------------

                                          /s/ David Fitts
                                          ---------------------------


                                          /s/ Kenneth Okolowicz
                                          ---------------------------


                                          /s/ Daniel K. Iles
                                          ---------------------------


                                          /s/ Michael D'Angelo
                                          ---------------------------


                                          /s/ Robert Merrill
                                          ---------------------------


                                          /s/ Kim Scovill
                                          ---------------------------

                                        INVESTOR MEMBERS

                                        MORGAN STANLEY CAPITAL
                                           PARTNERS III, L.P.

                                        By MSCP III, L.P., its general partner
                                            By Morgan Stanley Capital
                                            Partners III,
                                              Inc., its general partner


                                        By   /s/ Michael Jansen
                                             ---------------------------


                                        Its  Managing Director
                                             ---------------------------


                                        By   /s/ John Ehrenkranz
                                             ---------------------------



                                        Its  Principal
                                             ---------------------------


                                        MSCP III 892 INVESTORS, L.P.

                                        By MSCP III, L.P., its general partner
                                        By Morgan Stanley Capital Partners III,
                                             Inc., its general partner


                                        By   /s/ Michael Jansen
                                             ---------------------------


                                        Its  Managing Director
                                             ---------------------------


                                        By   /s/ John Ehrenhranz
                                             ---------------------------


                                        Its  Principal
                                             ---------------------------


                                        MORGAN STANLEY CAPITAL
                                            INVESTORS, L.P.

                                        By MSCP III, L.P., its general partner
                                        By Morgan Stanley Capital Partners III,
                                             Inc., its general partner


                                        By  /s/ Michael Jansen
                                            ---------------------------


                                        Its Managing Director
                                            ---------------------------


                                        By  /s/ John Ehrenkranz
                                            ---------------------------


                                        Its Principal
                                            ---------------------------

                                  CHISHOLM PARTNERS III, L.P.

                                  By  Silverado III, L.P., its General Partner
                                  By  Silverado III Corp., its General Partner


                                  By /s/ Robert M. Van Degna
                                     ---------------------------
                                     Chairman & CEO


                                  KENNEDY PLAZA PARTNERS


                                  By /s/ Robert M. Van Degna
                                     ---------------------------
                                     Managing General Partner


                                  FLEET VENTURE RESOURCES, INC.


                                  By /s/ Robert M. Van Degna
                                     ---------------------------
                                     Chairman & CEO


                                  FLEET EQUITY PARTNERS VI, L.P.

                                  By    Fleet Growth Resources II, Inc., its
                                  General Partner


                                  By  /s/ Robert M. Van Degna
                                      ---------------------------
                                      Chairman & CEO

                                  WALLER-SUTTON MEDIA PARTNERS,
                                     L.P.


                                  By  Waller Sutton Media, L.L.C. its general
                                      partner


                                  By  /s/ Bruce Hernandez
                                      ---------------------------
                                      Chief Executive Officer


                                  FIRST UNION CAPITAL PARTNERS,
                                     INC.


                                  By: /s/ Pearce Landry
                                      ---------------------------


                                  Its: Managing Partner
                                      ---------------------------



ROYCE J. HOLLAND

                                  /s/ Royce J. Holland
                                  ---------------------------